EXHIBIT VI
                                              to Merger Agreement





                        POST CLOSING COVENANTS

                               AGREEMENT


                Dated as of _________________ __, 1995


                                 among


                   THE CHASE MANHATTAN CORPORATION,

                        U.S. TRUST CORPORATION,

            [OLD UNITED STATES TRUST COMPANY OF NEW YORK],

                     [NEW U.S. TRUST CORPORATION]

                                  and

             [NEW UNITED STATES TRUST COMPANY OF NEW YORK]

               POST CLOSING COVENANTS AGREEMENT dated as of
     _________ ___, 1995 (the "Agreement"), among THE CHASE MANHATTAN CORPORATION, a Delaware corporation ("CMC"), U.S. TRUST CORPORATION, a New York corporation (the "Company"), [OLD UNITED STATES TRUST COMPANY OF NEW YORK], a New York State chartered bank and trust company ("Old USTNY"), [NEW U.S. TRUST CORPORATION], a New York corporation ("New Holdings") and [NEW UNITED STATES TRUST COMPANY OF NEW YORK], a New York State chartered bank and trust company and wholly owned subsidiary of New Holdings ("New Trustco").

                            R E C I T A L S

               WHEREAS, New Holdings and New Trustco are, concurrently with the execution of this Agreement, entering into an Agreement and Plan of Distribution dated as of the date hereof ("Distribution Agreement");

               WHEREAS, Old USTNY and New Trustco are,
     concurrently with the execution of this Agreement, entering into a Contribution and Assumption Agreement dated as of the date hereof ("Contribution Agreement");

               WHEREAS, the consummation of the transactions contemplated by the Distribution Agreement and the Contribution Agreement is a condition precedent of the Merger (as defined below);

               WHEREAS, CMC and the Company have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of November 18, 1994, providing, upon the terms and subject to the conditions contained therein, for the merger (the "Merger") of the Company with and into CMC immediately after the consummation of the Contribution and the Distribution;

               WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition to the willingness of the parties to the Contribution Agreement, the Distribution Agreement and the Merger Agreement to consummate the Contribution, the Distribution and the Merger;

               WHEREAS, CMC desires to enter into this Agreement in consideration for, among other things, the satisfaction of the aforementioned conditions to the Merger; and

               WHEREAS, the parties to this Agreement have determined that it is necessary and desirable to set forth certain agreements that will govern various indemnity matters and other matters that may arise following the Distribution and the Merger.

               NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and the above recited consideration and other good and valuable consideration, the parties hereto agree as follows:

          SECTION 1. Definitions. Capitalized terms used in this Agreement without definitions will have the meanings ascribed to such terms in the Merger Agreement, and accounting terms used herein and accounting determinations made hereunder will be used or made as provided in the Merger Agreement. The following terms shall have the following definitions:

               "Accounting and Valuation Services" shall have the meaning assigned to such term in Section 7.

               "Administration Services" shall have the meaning assigned to such term in Section 7.

               "Chase Parties" means CMC, the Company and Old
          USTNY.

               "Company Employees" means all employees of Old
          USTNY and its affiliates prior to the Effective Time.

               "Custody Services" shall have the meaning assigned to such term in Section 7.

               "Indemnified Party" shall have the meaning assigned to such term in Section 4.

               "Indemnifying Party" shall have the meaning assigned to such term in Section 4.

               "Losses" means any liabilities, claims, actions, suits, proceedings, judgments, losses, damages, deficiencies and expenses (including reasonable attorney's fees and expenses of investigation).

               "New UST Parties" means New Holdings and New
          Trustco.

               "Third Party Claim" shall have the meaning assigned to such term in Section 4.

               "Transfer Agent Services" shall have the meaning assigned to such term in Section 7.

               "Trust Services" shall have the meaning assigned to such term in Section 7.

          SECTION 2.     Indemnification.

               (a)  From and after the Effective Time, New
     Holdings agrees to indemnify and hold harmless the Chase Parties and their respective directors, officers, employees, affiliates, agents and assigns, as applicable, against any and all Losses, as incurred, for or on account of or arising from or in connection with or otherwise with respect to:

               (i)  any breach of or any inaccuracy in any
          representation or warranty of any of the New UST
          Parties, the Company, Old USTNY and their subsidiaries contained in any of the Documents;

               (ii) any breach or nonperformance of any covenant of (A) the New UST Parties or any of their subsidiaries contained in the Documents whether to be performed before or after the Effective Time or (B) the Company or Old USTNY or any of their subsidiaries contained in the Documents to be performed prior to the Effective Time;

               (iii)     any Acquired Asset or Assumed Liability
          (each as defined in the Contribution Agreement and the Distribution Agreement);

               (iv) any Delayed Asset or Delayed Liability (each as defined in the Contribution Agreement);

               (v) any regulatory or compliance violation that arises out of events, actions or omissions to act of the Company or Old USTNY occurring prior to the Effective Time and adversely affects a Customer account or any entity that has an interest in such Customer account;

               (vi) except for the Retained Liabilities and actions relating to the Processing Business, claims of any shareholders, directors, officers, employees or agents of the Company and its subsidiaries arising from the execution by the Company or Old USTNY of the Documents and the consummation after the Effective Time of transactions in accordance with the terms of the Documents;

               (vii) any untrue statement or alleged untrue statement of any material fact contained in the Proxy Statement, the Registration Statement or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only in each case to the extent based upon information with respect to the New UST Parties, the Company or Old USTNY furnished in writing by or on behalf of the New UST Parties, or at any time prior to the Effective Time, the Company or Old USTNY, expressly for use in the Proxy Statement, the Registration Statement or any amendment or supplement thereto; and

               (viii) any liability arising (A) from a claim to enforce, or to recover tort liability arising out of, any federal, state or local law, rule or regulation relating to the protection of the environment with respect to any facility, site, location or business (whether past or present and whether active or inactive) owned, operated or leased by the Company or Old USTNY or any of their subsidiaries prior to the Effective Date and (B) as a result of conditions existing during or prior to the period of time such facility, site, location or business was owned, operated or leased by the Company or Old USTNY or any of their subsidiaries.

               (b)  From and after the Effective Time, New
     Trustco agrees to indemnify and hold harmless the Chase Parties and their respective directors, officers, employees, affiliates, agents and assigns, as applicable, against any and all Losses, as incurred, for or on account of or arising from or in connection with or otherwise with respect to:

               (i)  any breach of or any inaccuracy in any
          representation or warranty of New Trustco or Old USTNY and their subsidiaries contained in any of the Documents;

               (ii) any breach or nonperformance of any covenant of (A) New Trustco contained in the Documents whether to be performed before or after the Effective Time or
          (B) Old USTNY contained in the Documents to be performed prior to the Effective Time;

               (iii)     any Acquired Asset or Assumed Liability
          (each as defined in the Contribution Agreement);

               (iv) any Delayed Asset or Delayed Liability (each as defined in the Contribution Agreement);

               (v) any regulatory or compliance violation that arises out of events, actions or omissions to act of Old USTNY occurring prior to the Effective Time and adversely affecting a Customer account or any entity with an interest in such Customer account; and

               (vi) any liability arising (A) from a claim to enforce, or to recover tort liability arising out of, any federal, state or local law, rule or regulation relating to the protection of the environment with respect to any facility, site, location or business (whether past or present and whether active or inactive) owned, operated or leased by Old USTNY prior to the Effective Date and (B) as a result of conditions existing during or prior to the period of time such facility, site, location or business was owned, operated or leased by Old USTNY.

               (c) CMC agrees to indemnify and hold harmless the New UST Parties from any and all Losses, as incurred, for or on account of or arising from or in connection with or otherwise with respect to:

               (i)  any breach of or inaccuracy in any
          representation or warranty of any of CMC contained in any of the Documents;

               (ii) any breach or nonperformance of any covenant of (A) CMC or contained in the Documents whether to be performed before or after the Effective Time or (B) the Company or Old USTNY or any of their subsidiaries contained in the Documents to be performed after the Effective Time;

               (iii) except for Losses as to which any of the Chase Parties are entitled to indemnification pursuant to the terms of Section 2(a) hereof, any Retained Asset or any Retained Liability (each as defined in the Contribution Agreement and the Distribution Agreement); and

               (iv) any untrue statement or alleged untrue statement of any material fact contained in the Proxy Statement, the Registration Statement or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only in each case to the extent based upon information with respect to the Chase Parties furnished in writing by or on behalf of CMC or, at any time after the Effective Time, the Company or Old USTNY, expressly for use in the Proxy Statement, the Registration Statement or any amendment or supplement thereto.

               (d)  Old USTNY agrees to indemnify and hold
     harmless the New UST Parties from any and all Losses, as incurred, for or on account of or arising from or in connection with or otherwise with respect to:

               (i) any breach or nonperformance of any covenant of Old USTNY contained in the Documents to be performed after the Effective Time; and

               (ii) except for Losses as to which any of the Chase Parties are entitled to indemnification pursuant to the terms of Section 2(a) hereof, any Retained Asset or any Retained Liability (each as defined in the Contribution Agreement).

          SECTION 3. Termination of Indemnification. The obligations to indemnify and hold harmless any party
     (a) pursuant to Sections 2(a)(i), 2(b)(i) and 2(c)(i) shall terminate on the second anniversary of the date hereof,
     (b) pursuant to Sections 2(a)(v) and 2(b)(v) shall terminate on the first anniversary of the date hereof and (c) pursuant to the other clauses of Sections 2(a), 2(b) and 2(c) and clause 2(d) shall not terminate; provided, however, that such obligations to indemnify and hold harmless shall not terminate with respect to any item as to which the person to be indemnified shall have, before the expiration of the applicable period, previously made a claim by delivering a notice (pursuant to Section 4 hereof in the case of Third Party Claims) specifically identifying such claim to the party providing the indemnification.

          SECTION 4. Procedure. (a) Any party seeking any indemnification provided for under this Agreement (the "Indemnified Party") in respect of, arising out of or involving a claim made by any person against the Indemnified Party (a "Third Party Claim"), shall notify in writing (and to the extent received, deliver copies of all related notices and documents (including court papers) to) the party from whom indemnification is sought (the "Indemnifying Party") of the Third Party Claim within fifteen Business Days after receipt by such Indemnified Party of written notice of the Third Party Claim; provided, however, that failure to give such notification shall not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure (except that the Indemnifying Party shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice if such Indemnified Party failed to give such notice within the allotted fifteen Business Days). Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, within five Business Days' time after the Indemnified Party's receipt thereof, copies of all other notices and documents (including court papers) received by the Indemnified Party relating to the Third Party Claim.

               (b) If a Third Party Claim is made against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, if it so chooses (except as provided in Section 4(c)), to assume the defense thereof with experienced counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses (except as provided below and in Section 4(c)) subsequently incurred by the Indemnified Party in connection with the defense thereof. Notwithstanding the Indemnifying Party's election to assume the defense of such Third Party Claim, the Indemnified Party shall have the right to employ separate counsel and to participate in the defense of such action at its own expense; provided, however, that the Indemnifying Party shall bear the reasonable fees, costs, and expenses of such separate counsel if (i) the use of counsel chosen by the Indemnifying Party to represent the Indemnified Party would present such counsel with a conflict of interest that would preclude such counsel from representing the Indemnified Party pursuant to legal canons of ethics or other applicable law; (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party to represent it within 30 days after notice to the Indemnifying Party of the institution of such Third Party Claim; or (iii) the Indemnifying Party shall authorize the Indemnified Party to employ separate counsel at the Indemnifying Party's expense. If the Indemnifying Party chooses to defend or prosecute a Third Party Claim, each party hereto shall cooperate in the defense or prosecution thereof. Such cooperation shall include the retention and (upon the Indemnifying Party's request) the provision to the Indemnifying Party of records and information which are reasonably relevant to such Third Party Claim, and making employees available (subject to reimbursement by the Indemnifying Party of actual expenses incurred therewith) on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall agree to any settlement, compromise or discharge of such Third Party Claim which the Indemnifying Party may recommend and which by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such Third Party Claim and releases the Indemnified Party completely in connection with such Third Party Claim. Whether or not the Indemnifying Party shall have assumed the defense of a Third Party Claim, so long as the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party with respect to the applicable claims, the Indemnified Party shall not admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party's prior written consent, which consent may not be withheld unless, in the Indemnifying Party's good-faith judgment, such settlement, compromise or discharge is unreasonable in light of such Third Party Claim against, and defenses available to, the Indemnified Party.

               (c)  Notwithstanding anything set forth in
     Section 4(b) to the contrary, in the event an Indemnified Party reasonably believes and so notifies the Indemnifying Party in writing that the applicable claim, even if fully indemnified for, is reasonably likely to have a material adverse effect on the Indemnified Party's business, financial condition or results of operations, then the Indemnifying party shall not have the right to assume the defense of such claim but shall have the right to employ separate counsel and to participate in the defense of such action at its own expense. In such an event, the Indemnified Party and its counsel shall consult, wherever reasonably practicable, with the Indemnifying Party and its counsel with respect to the status of the claim and any related litigation.

          SECTION 5. Limitation on Indemnification. Notwithstanding anything herein to the contrary, neither the New UST Parties nor CMC or Old USTNY shall have any liability pursuant to Sections 2(a) and 2(b) or 2(c) and 2(d), respectively, unless the aggregate amount of all Losses relating thereto exceeds on a cumulative basis an amount equal to $500,000 (the "Deductible Amount"), and then only to the extent of any such excess; provided, however, that any Loss arising from a single indemnification claim (including any single Third Party Claim) in an amount greater than $50,000 shall not be subject to the limitation of this Section 5 and shall be excluded from the determination of the Deductible Amount; provided further, however, that amounts to be indemnified pursuant to
     Section 2.3 of the Contribution Agreement and Section 4.4 of the Distribution Agreement shall not be subject to the limitation of this Section 5 and shall be excluded from the determination of the Deductible Amount. In no event shall any party be entitled to indemnification for any Loss pursuant to Section 2 to the extent such party has been indemnified for such Loss pursuant to any other Document.

          SECTION 6.     Minimum Net Worth.  Until the later of
     (a) three years from the date hereof or (b) the date when the applicable statutes of limitations with respect to all Federal income tax liabilities of the Company for periods ending prior to or on the Closing Date have run, New Holdings shall (i) as of any date of determination, maintain consolidated shareholders' equity of not less than the lesser of (x) $150,000,000 and (y) the greater of (1) 95% of the consolidated shareholders' equity of New Holdings at January 1, 1996, and (2) the sum of (A) $135,000,000 plus,
     (B) on and after January 1, 1997, the product of
     (1) $7,500,000 multiplied by (2) the number of the most recent preceding anniversary of December 31, 1995, and
     (ii) be a "well capitalized" bank holding company within the meaning of the regulations of the Board of Governors of the Federal Reserve System (as in effect on the date hereof); except that, so long as its Tier 1 capital leverage ratio (determined in accordance with regulations in effect on the date hereof) is 4.5% or above, New Holdings shall not be deemed to be less than well capitalized solely because its Tier 1 capital leverage ratio is less than 5%.

          SECTION 7.     Noncompetition and Nonsolicitation;
     Proprietary Information.

               (a) Until the fourth anniversary of the Effective Time, neither New Holdings nor any subsidiary or Affiliate of New Holdings shall (i) in any way, directly or indirectly, engage in the Processing Business in the United States or Canada, or own, manage, operate, control or have an interest greater than 5% of the voting stock or 25% of the total equity in any enterprise which engages, directly or indirectly, in the Processing Business in the United States or Canada; provided, however, that nothing contained herein shall prohibit New Holdings or any subsidiary or Affiliate of New Holdings from directly or indirectly acquiring a corporation or other entity or affiliated group of corporations or other entities that is engaged in the Processing Business (an "Acquired Person") so long as during the twelve month period ending on the last day of the month immediately preceding the month of such acquisition, revenues earned from the Processing Business by such Acquired Person constituted no more than 15% of the aggregate revenues of such Acquired Person; provided, however, than an Acquired Person shall be subject to this
     Section 6 only with respect to customers of such Acquired Person who were not customers on the date immediately preceding the date such Acquired Person became an Affiliate of New Holdings; (ii) provide any Customer or Institutional Client with any of the following items in connection with any assets held in custody or safekeeping by CMC or any Affiliate, except as provided in the Services Agreement:
     (1) securities lending and investment of related collateral,
     (2) securities and commodities clearing services, or (3) foreign exchange services; or (iii) provide any Customer with any of the following items in connection with any assets with respect to which CMC or any Affiliate provides Processing Services: (1) cash balance sweep services,
     (2) except with respect to assets for which New Holdings or any subsidiary exercises investment management for Customers listed on Schedule 7.1, Cash Management, or (3) extensions of credit to investment companies and other commingled investment funds.

               (b) Until the third anniversary of the Effective Time, except as provided in Section 5.8 of the Merger Agreement, neither New Holdings nor any of its subsidiaries will solicit for employment any person who is, or after the Effective Time will be, a Retained Employee (other than a Retained Employee whose employment with CMC and its Affiliates or any successor thereto has been terminated or who has been given notice of termination) or seek to persuade any such Retained Employee to discontinue his or her employment with CMC or any of its subsidiaries.

               (c) From and after the Effective Time, except as required by law, neither New Holdings nor any subsidiary nor any of their respective representatives shall, at any time, make use of, divulge or otherwise disclose, directly or indirectly, any trade secret, confidential information or other proprietary data (including any customer list, employee data, record or financial information constituting a trade secret) concerning the Processing Business and the Related Back Office including, without limitation, the business or policies of Old USTNY and the Company or any of their respective subsidiaries, other than information that is an Acquired Asset or a Delayed Asset; provided, however, that nothing in the foregoing shall preclude New Holdings or any subsidiary or Affiliate from providing any of the services not specifically prohibited herein or from engaging in the Processing Business from and after the fourth anniversary of the Effective Time.

               (d)  In the event that there is a direct or
     indirect Change of Control, New Holdings and New Trustco shall cease to be bound by Section 7(a), and upon six months notice by CMC, CMC may treat such Change of Control as a termination of the Services Agreement by New Trustco and cease providing Processing Services under the Services Agreement on or after six months after the Change of Control.

               (e) Notwithstanding any other provision of this Agreement, it is understood and agreed that the remedy of indemnity payments pursuant to Section 2 and other remedies at law would be inadequate in the case of any breach of the covenants contained in Sections 7(a), 7(b), and 7(c) and each of New Holdings and New Trustco agrees that each of CMC, CMB and the Company shall be entitled to equitable relief, including the remedy of specific performance, with respect to any breach or attempted breach of such covenants.

               (f) For the purposes of this Section 7:

               "Accounting and Valuation Services" shall mean all portfolio accounting and valuation services including but not limited to the financial and tax recordkeeping related to income, disbursements, corporate actions, interest, dividends and expense of customers, including the calculation of total assets, net assets, net asset value per share or unit, the preparation of financial statements and related functions.

               "Administration Services" shall mean any or all of the following: (i) the maintenance of corporate, trust or partnership books and records, including Accounting and Valuation Services and Transfer Agent Services,
          (ii) the preparation of required regulatory filings and reports and payments of required governmental fees and expenses, (iii) the preparation and filing of tax returns, (iv) overseeing the determination of net asset value calculations, (v) arranging for and supervising payments of expenses, (vi) the preparation of financial statements, (vii) the provision of legal and regulatory compliance services and supervision of regulatory and compliance matters, including without limitation the preparation and filing of registration statements and disclosure documents required by federal or state law,
          (viii) the preparation of annual and semiannual reports and other shareholder communications, and (ix) corporate secretary and treasury services.

               "Asset and Investment Management Business" shall mean the asset and investment management business of USTNY and its Affiliates ("AIM"), as conducted in the case of USTNY by its Asset Management Group, which includes administration of personal and Family trusts and estates, estate planning services, providing Special Fiduciary Services, broker-dealer services, custody services with respect to assets managed by AIM, providing tax services and financial counseling and acting as a discretionary trustee or an investment manager for stocks, bonds, separately managed or pooled accounts, common trust funds and other financial assets for individuals and entities including without limitation, mutual funds, institutions and employee benefit plans.

               "Bundled Services" shall mean the provision of Administration Services, Custody Services or Trust Services as included services, and without separate charge, together with the exercise of Substantial Management Discretion over 50% or more of the investible assets in the account for which such included services are provided.

               "Cash Management" shall mean short term investment management of uninvested cash balances in instruments or vehicles having an average maturity of 180 days or less, including without limitation STIFs or money market funds.

               "Change of Control" shall mean any direct or indirect acquisition of New Holdings or New Trustco by any other institution, including without limitation, a merger of New Holdings or New Trustco with an unaffiliated institution (or any Affiliate of such institution) having total assets of $2 billion or more or shareholders' equity of $200 million or more.

               "Corporate Trust and Agency Business" shall mean corporate trust and agency business of USTNY and its Affiliates, which includes acting as trustee for the holders of interests representing obligations under bonds, debentures, leases, structured obligations, derivative and asset-backed securities, and voting trusts, acting as registrar, tender agent, voting trustee, solicitation agent, drawing agent, authenticating agent, warrant agent, paying agent, issuing agent, depositary or exchange agent for cash, securities or other property (other than registered Investment Company securities), acting as fiscal agent under public bond resolutions, acting as an escrow agent, transfer agent or collateral agent for public and private corporations, partnerships (but not registered Investment Companies) and municipalities and acting as bond immobilization agent.

               "Custody Services" shall mean the provision of custodial trustee, safekeeping and related services to clients with respect to their cash, securities or other assets, including (i) custody and safekeeping of assets, (ii) settlement of securities and asset transactions and reporting thereof, (iii) determination and collection of income and entitlements on securities and other assets, (iv) making cash disbursements and reporting cash transactions, (v) maintenance of investment ledgers and position and income reports, including account ledgers, statements of account, asset status lists and investment reviews, (vi) cash balance sweep services, (vii) securities lending and investment of related collateral, (viii) securities and commodities clearing services, (ix) foreign exchange services, and (x) extensions of credit to (1) Investment Companies for leverage and 12b-1 financing and (2) other commingled investment funds.

               "Family" shall mean an individual or group of individuals related by blood, marriage, or similar relationships.

               "Family Office" shall mean any corporation, trust, partnership or other entity established and operated exclusively to manage, or as a vehicle for the common management of, the assets or affairs of a Family. A "Family Office" may include foundations or endowments, provided that when aggregated, all such foundations and endowments shall constitute less than 50% of: (i) the investible assets of the Family Office and (ii) the investible assets of Family Members under the management of New Holdings or any subsidiary or Affiliate of New Holdings. "Family Office" shall also include any employee benefit plan trust maintained exclusively for the benefit of Family retainers and employees of the Family Office.

               "Family Trust" shall mean any trust for the benefit of an individual or Family.

               "Institutional Client" shall mean any corporation, trust, foundation, endowment, limited liability company, partnership or similar entity having investible assets of $50 million or more, other than a Family Office.

               "Private Banking Business" shall mean the private banking business of USTNY and its Affiliates which includes the provision of a full range of commercial banking and fiduciary services to individuals, Families, Family Offices, partnerships and other entities. Services and products provided by the Private Banking Business, include checking accounts, money market accounts, certificates of deposit, secured and unsecured loans, mortgage loans, lines of credit, letters of credit, custody and securities administration services, secured broker loans and Cash Management services offered to securities industry participants and financial institutions (other than Customers).

               "Processing Business" shall mean the business of providing Administration Services, Custody Services, or Trust Services; provided, however, that the term "Processing Business" shall not include any services that would, but for this proviso, constitute "Processing Business," to the extent such services are provided in connection with any of the following: (1) any relationship listed in Schedule 7.2; (2) assets with respect to which New Holdings or any subsidiary or Affiliate of New Holdings exercises investment management; (3) individuals, estates, Family Trusts or Family Offices; (4) any corporation, limited liability company, trust, partnership, foundation or endowment or other entity having, at the time of the acceptance of the relationship, investible assets of less than $50 million or, at any time the services are provided other than as Bundled Services, investible assets of less than $100 million; (5) any collective investment trust maintained exclusively by New Trustco or another bank or trust company Affiliate; (6) the Corporate Trust and Agency Business of New Holdings, New Trustco or any of their Affiliates, (7) subject to clause (4) above, the

          AIM Business; (8) subject to clause (4) above, the Private Banking Business, (9) any service provided to New Holdings or a subsidiary or Affiliate of New Holdings for its own account or (10) any relationship for which CMC serves as subcustodian to New Holdings or any subsidiary or Affiliate of New Holdings (other than pursuant to the Services Agreement). Except as expressly provided, the foregoing clauses (1) through
          (10) operate independently and none shall be deemed to limit the other.

               "Special Fiduciary Services" shall mean any special appointment to act as trustee or as fiduciary with respect to employer or employer-related securities in which the trustee or fiduciary is appointed for the express purpose of making a special investment or voting decision or other discretionary decisions with respect to plan asset.

               "Substantial Management Discretion" shall mean the actual management of investible assets, directly or through a subadvisor, whether or not the manager exercises final decision-making power over assets.

               "Transfer Agent Services" shall mean any or all of the services, functions or activities of a transfer agent, as defined in Section 3(a)(25) of the Exchange Act, including but not limited to the functions of dividend disbursing agent, registrar, and shareholder liaison functions, and (i) the maintenance, updating and operating of shareholder or equivalent ownership of shares, units or partnership interests in such accounts, (ii) the preparation and input of all orders for purchases, exchanges, redemptions and transfers and any reconciliations, settlements and mailings relating thereto, (iii) responding to inquiries from existing and prospective shareholders, unitholders or partners,
          (iv) reconciling all internal accounts, such as incoming cash and settlement wires, (v) tax preparation, materials or reports for shareholders, unitholders or partners (but not Investment Companies), and reporting and compliance in connection therewith,
          (vi) record-keeping for shareholders, unitholders or partners in accordance with applicable law, rules and regulations, and (vii) other services customarily performed by a transfer agent.

               "Trust Services" shall mean services provided as a trustee or custodian consisting of the provision of safekeeping and related services to clients with respect to their cash, securities or other assets, including the services denoted under "Custody Services" above, and the following: (i) portfolio accounting services including but not limited to financial and tax recordkeeping, (ii) preparation of required regulatory filings and reports, (iii) provision of performance measurement and analytical services, including the on-line delivery thereof, and (iv) benefit payments and participant recordkeeping.

          SECTION 8. Other Agreements. (a) Old USTNY acknowledges that certain Customer Agreements (as defined in the Contribution Agreement) of the IAS Business (as defined in the Contribution Agreement) for Cash Management Services relating to collective investment vehicles that will be maintained or advised by New Trustco are part of the Retained Assets (as defined in the Contribution Agreement). In each such instance, New Trustco shall use its best efforts to have the relevant Customers (as defined in the Contribution Agreement) of the IAS Business enter into agreements with New USTNY in order to transfer the money management relationship of such Customers to New USTNY.

               (b) From and after the Closing Date, Old USTNY shall use its best efforts to assist New Trustco in the collection of the Transferred Processing Receivables (as defined in the Contribution Agreement); provided, however, that the foregoing shall not require Old USTNY to incur any actual cost or expense not reimbursed by New Trustco or to conduct litigation (but Old USTNY shall cooperate in such ways as may reasonably be requested by New Trustco, at New Trustco's expense, in connection with any litigation commenced by New Trustco to collect such Transferred Processing Receivables).

          SECTION 9. Validity. If any provision of this Agreement should, for any reason whatsoever, be declared invalid or unenforceable by a court of competent jurisdiction, the validity or enforcement of the remainder of the Agreement shall not thereby be adversely affected and such provision shall be deemed deleted herefrom with respect, and only with respect, to the operation of such provision in the particular jurisdiction in which such adjudication was made; provided, however, that to the extent any such provision may be made valid and enforceable in such jurisdiction by limitations on the scope of the activities, geographical area or time period covered, the parties agree that such provision instead shall be deemed limited to the extent, and only to the extent, necessary to make such provision enforceable to the fullest extent permissible under the laws and public policies applied in such jurisdiction, and any court of competent jurisdiction is hereby authorized to enforce such provision as so limited.

          SECTION 10. Notices. Any notice, request, instruction or other document to be given hereunder by any party to any other party shall be in writing and shall be deemed to have been duly given (i) on the first business day occurring on or after the date of transmission if transmitted by facsimile (upon confirmation of receipt by journal or report generated by the facsimile machine of the party giving such notice), (ii) on the first business day occurring on or after the date of delivery if delivered personally or (iii) on the first business day following the date of dispatch if dispatched by Federal Express or other next-day courier service. All notices hereunder shall be given as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

               (i)  if to any of the Chase Parties, c/o

                    The Chase Manhattan Corporation
                    One Chase Manhattan Plaza
                    New York, New York  10081

                    Attention:  Robert M. MacAllister
                    Facsimile Number:  (212) 552-4934

                    with a copy (which shall not constitute
     notice) to:

                    O'Melveny & Myers
                    153 East 53rd Street
                    New York, New York  10022

                    Attention:  William H. Satchell
                    Facsimile Number:  (212) 326-2061


               (ii) if to any of the New UST Parties, c/o

                    U.S. Trust Corporation
                    114 West 47th Street
                    New York, New York  10036

                    Attention:  Maureen Scannell Bateman
                    Facsimile Number:  (212) 852-1310

                    with a copy (which shall not constitute
     notice) to:

                    Cravath, Swaine & Moore
                    Worldwide Plaza
                    825 Eighth Avenue
                    New York, New York  10019

                    Attention:  B. Robbins Kiessling
                    Facsimile Number:  (212) 765-0992

          SECTION 11. Books and Records. After the Closing, upon reasonable written notice, New Trustco and Old USTNY each shall furnish or cause to be furnished to the other and their respective accountants, counsel and other representatives access, during normal business hours, to such information (including books and records) as is reasonably necessary.

          SECTION 12. Expenses. New Holdings and New Trustco jointly and severally agree to pay all fees and expenses incurred by Company and Old USTNY and their respective affiliates in connection with the negotiation and execution of the Documents and the performance of the transactions contemplated thereby, other than transactions performed after the Effective Time.

          SECTION 13.    Governing Law.  This agreement shall be
     governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

          SECTION 14. Interpretation. When a reference is made in this Agreement to a Section, Schedule or Exhibit, such reference shall be to a Section, Schedule or Exhibit of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "included", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". All accounting terms not defined in this Agreement shall have the meanings determined by generally accepted accounting principles.

          SECTION 15. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

          SECTION 16.    Counterparts.  This Agreement may be
     executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute on and the same agreement.

               IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its officers thereunto duly authorized, all as of the day and year first above mentioned.

                                   THE CHASE MANHATTAN
                                   CORPORATION



                                   By:___________________________
                                      Name:
                                      Title:


                                   [OLD UNITED STATES TRUST
                                   COMPANY OF NEW YORK]



                                   By:___________________________
                                      Name:
                                      Title:


                                   [NEW UNITED STATES TRUST
                                   COMPANY OF NEW YORK]



                                   By:___________________________
                                      Name:
                                      Title:


                                   U.S. TRUST CORPORATION



                                   By:___________________________
                                      Name:
                                      Title:

                                   [NEW U.S. TRUST CORPORATION]



                                   By:___________________________
                                      Name:
                                      Title:

                             SCHEDULE 7.1


                   Specified Cash Management Clients

     Butler Capital Corp.
     United Methodist
     New York Hospital Retirement Fund Plan A
     Cold Spring Harbor Labs
     Saint Barnabas Medical Center

                             SCHEDULE 7.2


                    Specified Clients and Services


     Lafayette College Endowment, Hallmark Cards, Florida Prepaid College Program, Royce Value Trust Inc., American Capital Bond Fund, Inc., Trust Company of the West Americas Development Association, L.P., Excelsior Income Shares, Inc. and the customers at the Effective Time of the following:
     (1) United States Trust Company of the Pacific Northwest (other than Standard Insurance Company of Oregon), (2) Securities Industry Banking (lending money overnight on a secured basis to Banks and Brokerage Firms), and (3) Special Fiduciary Division of United States Trust Company of California.